UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Definitive Information Statement
[ ]	Confidential, of the Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

Echo Automotive, Inc.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

ECHO AUTOMOTIVE, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS
December 10, 2013

December __, 2013
Dear Echo Automotive, Inc. Stockholders:

     This Information Statement is furnished by the Board of Directors (the “Board”) of Echo Automotive, Inc., a Nevada corporation (the “Company”), to holders of record (the “Stockholders”) of the Company’s common stock, $0.001 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on December 10, 2013, holders of at least a majority of the outstanding capital stock of the Company entitled to vote on the Company’s 2013 Equity Incentive Plan (the “Equity Incentive Plan”), acted by written consent in lieu of a special meeting of stockholders in accordance with Section 78.320 of the General Corporation Law of the State of Nevada (“NRS”) to authorize and approve our Equity Incentive Plan, pursuant to which the Company will reserve for issuance thereunder 8,000,000 of the Company’s outstanding Common Stock. A copy of the Equity Incentive Plan is attached as Annex A to this Information Statement.

     The approval of the Equity Incentive Plan will not become effective until at least 20 calendar days after the initial mailing of this Information Statement (the “Effective Date”).

     No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about December __, 2013. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

/s/ William D. Kennedy
William D. Kennedy
Chief Executive Officer and Director

Scottsdale, AZ
December __, 2013

TABLE OF CONTENTS

ECHO AUTOMOTIVE, INC.
16000 N. 80th Street, Suite E
Scottsdale, AZ 85260

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

     Echo Automotive, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260. Our telephone number is (855) 324-6288. On December 10, 2013, the Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved our 2013 Equity Incentive Plan (the “Equity Incentive Plan”), pursuant to which the Company will reserve for issuance thereunder 8,000,000 shares of the Company’s outstanding Common Stock, and recommended that the Company’s stockholders approve the Equity Incentive Plan. This Information Statement is being sent to holders of record (the “Stockholders”) of the Company’s Common Stock as of December 10, 2013 (the “Record Date”), by the Board to notify them about actions that the holders of at least a majority of the outstanding capital stock of the Company entitled to vote on the Equity Incentive Plan (the “Required Vote”), have taken by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on December 10, 2013 in accordance with the relevant sections of the General Corporation Law of the State of Nevada (“NRS”) and our Articles of Incorporation and our By-laws (the “Charter”).

     Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

     We are not asking you for a proxy and you are requested not to send us a proxy.

     Copies of this Information Statement are expected to be mailed on or about December __, 2013, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenting Stockholders

     Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Equity Incentive Plan, and we will not independently provide our stockholders with any such right.

Information Statement Costs

     The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

VOTE REQUIRED TO APPROVE THE PROPOSAL

As of the Record Date, there were 92,155,241 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. For the approval of the Equity Incentive Plan, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Record Date, or 46,077,621 Shares, was required for approval.

CONSENTING STOCKHOLDERS

On December 10, 2013, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve the Equity Incentive Plan pursuant to which the Company will reserve for issuance thereunder 8,000,000 shares of the Company’s outstanding Common Stock. In connection with the adoption of this resolution, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock in order to reduce the costs and implement the proposals in a timely manner.

On December 10, 2013, the stockholder who owns 52,500,000 shares of the Company’s issued and outstanding Common Stock (approximately 56.97%), consented in writing to the approval of the Equity Incentive Plan.

Under Section 14(c) of the Exchange Act, the transactions cannot become effective until the expiration of the 20-day Period.

The Company is not seeking written consent from any of our other stockholders, and stockholders other than the Consenting Stockholders will not be given an opportunity to vote with respect to the Equity Incentive Plan.

2

APPROVAL OF THE COMPANY’S

2013 EQUITY INCENTIVE PLAN

General

     Our 2013 Equity Incentive Plan, or the Equity Incentive Plan, was approved by our Board on December 10, 2013 and by our Stockholders on December 10, 2013. The Company has reserved a total of 8,000,000 shares of our outstanding Common Stock for issuance under the Equity Incentive Plan.

     On December 10, 2013, there were 92,155,241 shares of Common Stock issued and Stockholders holding 52,500,000 shares of Common Stock, or approximately 56.97% of the outstanding Common Stock entitled to vote, executed and delivered a written consent that approved the Equity Incentive Plan. These votes constituted a sufficient number of votes to approve the Equity Incentive Plan under the NRS and the Company’s Articles of Incorporation and By-laws.

     The Equity Incentive Plan has been approved by the Stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

     Our Board and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

     The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Annex A to this Information Statement.

Summary of the 2013 Equity Incentive Plan

     The principal provisions of the Equity Incentive Plan are summarized below. This summary is not a complete description of all of the Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the Equity Incentive Plan which is attached as Annex A to this Information Statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Equity Incentive Plan.

     Purpose and Eligible Participants. The purpose of the Equity Incentive Plan is to attract, retain and reward high-quality executive, employees and other persons who provide services to the Company and or its affiliates and subsidiaries, by enabling these persons to acquire a proprietary interest in the Company. As of the mailing date of this Information Statement, 20 individuals are eligible to participate in the Equity Incentive Plan.

     Types of Awards. The Equity Incentive Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Committee:

     Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Committee or the applicable employment agreement, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each Option shall be determined by the Committee, provided that such price will not be less than the fair market value of a share on the date of the grant of the ISO. The term for the Options may be set by the Committee but in no event shall the term exceed ten (10) years from the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

3

     Stock Appreciation Rights. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price or grant price. The grant price of a stock appreciation right and all other terms and conditions will be established by the Committee in its sole discretion. The term of a stock appreciation right will be set by the Committee but in no event will the term exceed ten (10) years from the date of grant.

     Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

     Restricted Stock Units. Restricted stock units consist of a right to receive shares in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by a Participant that is less than the Fair Market Value at the date of grant. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

     Performance Awards. Performance awards are earned upon achievement of performance objectives during a performance period established by the Committee. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

     Number of Shares. Subject to adjustment as provided in the Equity Incentive Plan, the total number of shares of Common Stock reserved and available for delivery in connection with awards under the Equity Incentive Plan shall be 8,000,000. Any shares of Common Stock delivered under the Equity Incentive Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 13(d) of the Equity Incentive Plan, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any awards then outstanding.

     Administration. Subject to the terms of the Equity Incentive Plan, the Compensation Committee of the Board (the “Committee”), or if none, the Board, shall have full and final authority, in each case subject to and consistent with the provisions of the Equity Incentive Plan, to: interpret the provisions of the Equity Incentive Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Equity Incentive Plan; construe and interpret the Equity Incentive Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Equity Incentive Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Equity Incentive Plan contemplates that the Board may take may be taken by the Committee in its stead.

     Amendments. The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or the Committee’s authority to grant Awards under the Equity Incentive Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Equity Incentive Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Equity Incentive Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Equity Incentive Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

4

     Term. The Committee may grant awards pursuant to the Equity Incentive Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the Equity Incentive Plan after December 31, 2022.

     Change of Control. Subject to the requirements of Code section 409A, if applicable, the Committee may provide for any one or more of the following: (i) the Committee, in the event of a Change of Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change of Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, and to such extent as the Committee shall determine; (ii) in the event of a Change of Control, the Acquiror may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock and any Options or SARs which are neither assumed or continued by the Acquiror nor exercised shall terminate; and (iii) the Committee may determine that, upon the occurrence of a Change of Control, each or any Option or SAR outstanding immediately prior to the Change of Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in cash, stock of the Company or of a corporation or other business entity a party to the Change of Control, or other property.

Subject to the requirements of Code section 409A if applicable, the Committee, in the event of a Change of Control, may take such actions as it deems appropriate to provide for, the lapsing of the restriction period applicable to the shares subject to the Restricted Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s service prior to, upon, or following such Change of Control, and to such extent as the Committee shall determine.

     Payment. Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents.

     Transfer Restrictions. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

5

Federal Income Tax Matters

     Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

     ISOs granted under the Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

     Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

6

EXECUTIVE COMPENSATION

General Philosophy

     Our Board of Directors is responsible for establishing and administering our executive and director compensation.

Board Compensation

     We have no standard arrangement to compensate directors for their services in their capacity as directors. Directors are not paid for meetings attended. However, we intend to review and consider future proposals regarding board compensation. All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

Executive Compensation

     The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2012 and 2011 by the Company’s executive officers and each of the other two highest paid executives or directors, if any, whose total compensation exceeded $100,000 during those periods.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Awards Stock	Option Awards	Nonqualified Deferred Compensation Earnings	Non-Equity Incentive Plan Compensation	All Other Compensation(1)	Total
Jason Plotke	2012	$—	—	—	—	—	—	165,777	$165,777
– President	2011	$46,000	—	—	—	—	—	60,350	$106,350
William D. Kennedy	2012	$56,250	—	—	—	—	—	252,014	$308,264
– Chief Executive Officer	2011	$49,000	—	—	—	—	—	127,915	$176,915
Rodney H. McKinley
– Chief Financial Officer	2012	$—	—	—	—	—	—	—	$—
Patrick van den Bossche
– Chief Operating Officer	2012	$55,000	—	—	—	—	—	45,000	$100,000
John Waters
– Chief Technology Officer	2012	$137,142	—	—	—	—	—	—	$137,142
Dave Crecelius
– Vice President of Engineering	2012	$159,707	—	—	—	—	—	—	$159,707
Sean Stanley
– Vice President of Systems Integration	2012	$114,531	—	—	—	—	—	—	$114,531

(1)	All Other Compensation consists entirely of consulting fees paid to the noted individuals.

     None of our executive officers or directors received, nor are there any arrangements to pay out stock awards, option awards, non-equity incentive plan compensation, or non-qualified deferred compensation. Certain of our executive officers and directors have arrangements to receive performance bonuses. Such bonuses have not been established and will be subject to final Board approval. They will be based on specific performance metrics which have not been established.

Potential Payments Upon Termination or Change-in-Control

     SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. Please see the section entitled “Employment Agreements” below for a discussion of management compensation in the event of a termination of employment or change in control of the Company.

Employment Agreements

     We have entered into binding employment agreements with certain key employees to protect our Company regarding matters such as confidentiality and disruption to existing operations. The following are summaries of our employment agreements.

William Daniel Kennedy

     We have entered into an Executive Employment Agreement with William Daniel Kennedy, effective April 21, 2012 (the “Kennedy Agreement”), in connection with his service as Chief Executive Officer. In accordance with the Kennedy Agreement, Mr. Kennedy shall be entitled to a base salary of $220,000 per year payable in accordance with our customary payroll practice. The Kennedy Agreement shall continue in full force and effect until terminated by the parties as a result of (i) negotiation and replacement of the Kennedy Agreement by a new employment agreement; (ii) termination by us with or without cause (as defined in the Kennedy Agreement); (iii) or termination by Mr. Kennedy with or without good reason (as defined in the Kennedy Agreement).

In the event the Kennedy Agreement is terminated for cause, or without good reason and notice by Mr. Kennedy, we shall pay Mr. Kennedy the compensation to which he is entitled through the end of Mr. Kennedy’s employment, and any further payment obligations on our part shall cease. In the event the Kennedy Agreement is terminated without cause upon at least 30 days written notice, or by Mr. Kennedy upon good reason, Mr. Kennedy shall be entitled to certain severance benefits including (a) continuance of monthly base salary for a period commencing on the date of termination and continuing for twelve (12) months from such termination; and (b) continuance of any benefits, such as retirement plans, life insurance plans, health and dental plans, if applicable, for a period commencing on the date of termination and continuing for thirty (30) days from such termination.

Jason Plotke

     We have entered into an Executive Employment Agreement with Jason Plotke, effective April 21, 2012 (the “Plotke Agreement”), in connection with his service as President. In accordance with the Plotke Agreement, Mr. Plotke shall be entitled to a base salary of $200,000 per year payable in accordance with our customary payroll practice. The Plotke Agreement shall continue in full force and effect until terminated by the parties as a result of (i) negotiation and replacement of the Plotke Agreement by a new employment agreement; (ii) termination by us with or without cause (as defined in the Plotke Agreement); (iii) or termination by Mr. Plotke with or without good reason (as defined in the Plotke Agreement).

8

     In the event the Plotke Agreement is terminated for cause, or without good reason and notice by Mr. Plotke, we shall pay Mr. Plotke the compensation to which he is entitled through the end of Mr. Plotke’s employment, and any further payment obligations on our part shall cease. In the event the Plotke Agreement is terminated without cause upon at least 30 days written notice, or by Mr. Plotke upon good reason, Mr. Plotke shall be entitled to certain severance benefits including (a) continuance of monthly base salary for a period commencing on the date of termination and continuing for twelve (12) months from such termination; and (b) continuance of any benefits, such as retirement plans, life insurance plans, health and dental plans, if applicable, for a period commencing on the date of termination and continuing for thirty (30) days from such termination.

Patrick van den Bossche

     We have a binding executed Offer Letter with Patrick van den Bossche, effective July 1, 2012 (the “VDB Agreement”), in connection with his service as Chief Operating Officer and Managing Director. In accordance with the VDB Agreement, Mr. van den Bossche shall be entitled to a base salary of $120,000 per year payable in accordance with our customary payroll practice and will receive bonuses equaling at least his base salary. The VDB Agreement shall continue in full force and effect until terminated by the parties as a result of negotiation and replacement of the VDB Agreement by a new employment agreement.

In the event the VDB Agreement is terminated for cause, or without good reason and notice by Mr. van den Bossche, we shall pay Mr. van den Bossche the compensation to which he is entitled through the end of Mr. van den Bossche’s employment, and any further payment obligations on our part shall cease. In the event the VDB Agreement is terminated without cause upon at least 30 days written notice, or by Mr. van den Bossche upon good reason, Mr. van den Bossche shall be entitled to certain severance benefits including (a) continuance of monthly base salary for a period commencing on the date of termination and continuing for twelve (12) months from such termination; and (b) continuance of any benefits, such as retirement plans, life insurance plans, health and dental plans, if applicable, for a period commencing on the date of termination and continuing for thirty (30) days from such termination

Additional Binding Agreements

     We have a binding employment offer letter to each of our current employees, which includes Sean Stanley, Paul Bishop, Amy Dobrikova, Dave Crecelius, Jeff Ronning, and John Waters. The offer letters detail base and variable compensation and any stock options. We are obligated to the terms of these offer letters because they are binding agreements made by us.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between our Board of Directors and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Compensation of Directors

     We have no standard arrangement to compensate directors for their services in their capacity as directors. Directors are not paid for meetings attended. However, we intend to review and consider future proposals regarding board compensation. All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

     The following table sets forth compensation paid to our non-executive directors for the fiscal year ended December 31, 2012.

9

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jim Holden	$—	—	—	—	—	—	$—
Daniel Clarke	$—	—	—	—	—	—	$—

Stock Option Plans — Outstanding Equity Awards at Fiscal Year End

None.

Pension Table

None.

Retirement Plans

     We do not offer any annuity, pension, or retirement benefits to be paid to any of our officers, directors, or employees in the event of retirement. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement, or any other termination of employment with our company, or from a change in the control of our Company.

Compensation Committee Report

     We do not have a separate Compensation Committee. Instead, our Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for other officers, administers the Company’s stock option plans and other benefit plans, if any, and considers other matters.

Risk Management Considerations

     We believe that our compensation policies and practices for our employees, including our executive officers, do not create risks that are reasonably likely to have a material adverse effect on our Company.

10

Security Ownership of Principal Stockholders, Directors, and Officers

     The Company has only one class of stock outstanding, its common stock. The table below sets forth the number and percentage of shares of our common stock owned as of December 10, 2013, the record date, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

     To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	Shares Beneficially	Percentage Beneficially
Name and Address of Beneficial Owner(1)	Owned	Owned
Directors and Executive Officers
William D. Kennedy, Director, Chief Executive Officer 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	52,500,000(2)	56.97%
Jason Plotke, Director, President 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	52,500,000(3)	56.97%
Jim Holden, Director 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	304,910	0.22%
Daniel Clarke, Director 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	22,000(4)	0.02%
Todd Lawson, Chief Financial Officer, Secretary 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	—	—
Patrick van den Bossche, Chief Operating Officer 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	—	—
All Officers and Directors as a Group	52,826,910	57.32%
5% Stockholders
DBPJ Stock Holding, LLC 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260	52,500,000	56.97%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

52,500,000 shares of our common stock are directly owned by DBPJ Stock Holding, LLC, an Arizona limited liability company. Mr. Kennedy is the Chief Financial Officer, Secretary and a member of the Board of Directors of DBPJ Stock Holding, LLC. In addition, The Dan Kennedy Family Trust U/A 12/20/95, of which Mr. Kennedy is a beneficiary, is a member of DBPJ Stock Holding, LLC. By virtue of such positions, Mr. Kennedy may be deemed to be the indirect beneficial owner of such shares.

(3)

52,500,000 shares of Company common stock are directly owned by DBPJ Stock Holding, LLC, an Arizona limited liability company. Mr. Plotke is the Chief Executive Officer, Chairman and a member of the Board of Directors of DBPJ Stock Holding, LLC. In addition, The Jason Plotke Family Revocable Trust, of which Mr. Plotke is the trustee and a beneficiary, is a member of DBPJ Stock Holding, LLC. By virtue of such positions, Mr. Plotke may be deemed to be the indirect beneficial owner of such shares.

(4)	Includes 22,000 currently exercisable warrants held by Mr. Clarke.

11

Changes in Control

   There are no existing arrangements that may result in a change in control of the Company.

12

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Echo Automotive, Inc., Attention: Secretary, 16000 N. 80th Street, Suite E, Scottsdale, AZ 85260, to request:

  a separate copy of this Information Statement;
  a separate copy of Information Statements in the future; or
  delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

     We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated: December __, 2013

13

ANNEX A

2013 EQUITY INCENTIVE PLAN

ECHO AUTOMOTIVE, INC.
2013 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of this Echo Automotive, Inc. 2013 Equity Incentive Plan (the “Plan”) is to assist Echo Automotive, Inc., a Nevada corporation (the “Company”), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its Affiliates and Subsidiaries, by enabling these persons to acquire or increase a proprietary interest in the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

     (a) “Affiliate” means an entity which is not a Subsidiary, but in which the Company has an equity interest, provided, however, that no entity will be considered an Affiliate for purposes of an Award of Nonqualified Stock Options or SARs to an employee or director of, or consultant to, the entity unless the Stock would be considered “service recipient stock” within the meaning of Code Section 409A, in the context of such an Award.

     (b) “Award” means an award under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan.

     (c) “Beneficiary” means the person(s), trust(s) or estate who or which by designation of the Participant in his or her most recent written beneficiary designation filed with the Company or by operation of law succeeds to the rights and obligations of the Participant under the Plan and Award agreement upon such Participant’s death.

     (d) “Board” means the Board of Directors of the Company.

     (e) “Change of Control” means the happening of any of the following events:

     (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80% or more of either (A) the then outstanding shares of Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (3) of this Section 2(f); or

     (2) Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless, in each case following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation Company except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (3) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition: (i) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) less than 25% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such Company), except to the extent that such Person owned 40% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

     (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (g) “Commission” means the Securities and Exchange Commission or any successor agency.

     (h) “Committee” means the Compensation Committee of the Board, if formed, and in the absence of one, shall mean the Board or its delegate.

     (i) “Common Stock” or “Stock” means the common stock of the Company, and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 13(d) hereof.

     (j) “Company” means Echo Automotive, Inc. or any successor thereto.

     (k) “Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to such entity, and any natural person, including an advisor, who is engaged by the Company or any Subsidiary, to render bona fide consulting or advisory services to such entity and who is compensated for the services.

     (l) “Director” means a member of the Board.

     (m) “Disability” or “Disabled” means the absence of the Participant from the Participant’s duties with the Company on a full time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Participant or the Participant’s legal representative.

     (n) “Effective Date” means January 1, 2013.

     (o) “Eligible Employee” means such employees of the Company and its Subsidiaries or Affiliates, including each Executive Officer and employees who may also be directors of the Company, that are selected by the Committee, in its sole discretion, from time to time to receive an Award under the Plan. An employee on leave of absence may be considered as still in the employ of the Company, Subsidiary or Affiliate for purposes of eligibility for participation in the Plan.

     (p) “Employment Agreement” means, with respect to any Participant, any written agreement executed by the Participant and the Company, Subsidiary or Affiliate setting forth the specific terms and conditions of the Participant’s employment with the Company, Subsidiary or Affiliate.

     (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (r) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

     (s) “Fair Market Value” means, on any date, the average of the opening and closing sales prices of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that Awards of Nonqualified Stock Options or SARs granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

     (t) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

     (u) “Management Objectives” means the measurable performance objective(s) for the Company or any Subsidiary, Affiliate or any unit, division, geographic region, or function thereof or any individual that may be established by the Committee for a Performance Period with respect to any performance-based Awards made under the Plan, including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Affiliate, Subsidiary, division, department, geographic region or function within the Company in which the Participant is employed. The Management Objectives for Awards that are intended to constitute “performance-based” compensation within the meaning of Section 162(m) of the Code will be based on one or more of the following criteria: earnings per share; total shareholder return; operating income; net income; cash flow; free cash flow; return on equity; return on capital; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); stock price; debt-to-capital ratio; stockholders’ equity per share; operating income as a percent of revenue; gross profit as a percent of revenue; selling, general and administrative expenses as a percent of revenue; operating cash flow; pre-tax profit; orders; revenue; customer value; or any of the foregoing criteria adjusted in a manner prescribed within the time permitted under Section 162(m) of the Code by the Committee (i) to exclude one or more specified components of the calculation thereof or (ii) to include one or more other specified items, including, but not limited to, exclusions under subsection (i) or inclusions under subsection (ii) designed to reflect changes during the Performance Period in generally accepted accounting principles or in tax rates, currency fluctuations, the effects of acquisitions or dispositions of a business or investments in whole or in part, extraordinary or nonrecurring items, the gain or loss from claims or litigation and related insurance recoveries, the effects of impairment of tangible or intangible assets, or the effects of restructuring or reductions in force or other business recharacterization activities, income or expense related to defined benefit or defined contribution pension plans, uninsured losses from natural catastrophes or political and legal developments affecting the Company’s business (including losses as a result of war, terrorism, confiscation, expropriation, seizure, new regulatory requirements, business interruption or similar events).

     (v) “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

     (w) “Option” means a right, granted to a Participant under Section 7 hereof, to purchase Common Stock at a specified price during specified time periods.

     (x) “Other Stock-Based Award” means an Award made pursuant to Section 12.

     (y) “Participant” means an Eligible Employee, Director or Consultant who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Employee, Director or Consultant.

     (z) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established by the Committee pursuant to Section 11 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     (aa) “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 11 of this Plan.

     (bb) “Performance Unit” means a bookkeeping entry that records a unit awarded pursuant to Section 11 of this Plan that has a value specified in the agreement evidencing the Award.

     (cc) “Plan” means Echo Automotive, Inc. 2013 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

     (dd) “Restricted Stock” means Common Stock awarded to a Participant in accordance with the provisions of Section 9 of the Plan.

     (ee) “Restricted Stock Units” or “RSUs” means an Award made pursuant to Section 10 of this Plan of the right to receive shares of Common Stock at the end of a specified Restriction Period.

     (ff) “Spread Value” means, with respect to a share of Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award’s exercise or grant price, if any.

     (gg) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.

     (hh) “Subsidiary” shall have the meaning set forth in Code Section 424(f).

     (ii) “Termination of Employment” means the voluntary or involuntary termination of a Participant’s employment with the Company or a Subsidiary or Affiliate for any reason, including death, Disability, or retirement. With respect to an Eligible Employee who is such solely by virtue of his service on the Board, “Termination of Employment” means the Eligible Employee’s cessation of service on the Board. The Committee, in its sole discretion, shall determine whether a Termination of Employment is a result of Disability, and shall determine whether military or other government or eleemosynary service constitutes a Termination of Employment. To the extent necessary, “Termination of Employment” will be limited to those circumstances that constitute a “separation from service” within the meaning of Section 409A of the Code.

     (jj) “Valuation Date” means each day on which the exchange on which the Common stock is actively traded is open for business.

3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to: interpret the provisions of the Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan contemplates that the Board may take may be taken by the Committee in its stead.

     (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, Subsidiaries, Participants, Beneficiaries, transferees under Section 13(c) hereof or other persons claiming rights from or through a Participant, and shareholders. The Committee shall exercise its authority only by a majority vote of its members at a meeting or without a meeting by a writing signed by a majority of its members. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company, Affiliates or Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions to the extent permitted under applicable law. The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any Executive Officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

     (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 13(d) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan shall be 8,000,000, provided, however, that the total number of shares of Common Stock with respect to which ISOs may be granted shall not exceed 8,000,000. Any shares of Common Stock delivered under the Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 13(d) hereof, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any Awards then outstanding.

     (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available under the Plan minus the number of shares of Common Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     (c) Availability of Shares Not Delivered under Awards. Shares of Common Stock subject to an Award under the Plan which Award is canceled, expired, forfeited or otherwise terminated without a delivery of shares to the Participant or with the return to the Company of shares previously delivered, including the number of shares surrendered in payment of any taxes relating to any Award, hereof will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Notwithstanding the foregoing, (i) shares of Stock tendered in payment of the exercise price of an Option, (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock that are repurchased by the Company on the open market with the proceeds of the exercise of an Option, may not again be available for issuance in connection with Awards under the Plan. Also notwithstanding the foregoing, if the Spread Value of a SAR is paid in shares of Stock, the shares representing the excess, if any, of (a) the number of shares of Stock subject to the SAR over (b) the number of shares of Stock delivered in payment of the Spread Value may not again be available for issuance in connection with Awards under the Plan.

5. Eligibility. Awards may be granted under the Plan to Eligible Employees, Directors and Consultants.

6. Awards – General Terms and Limitations.

     (a) Awards Granted at Fair Market Value. The exercise price of an Option and the grant price of a SAR may not be less than 100% of the Fair Market Value on the date of grant. In addition, to the extent that the value of an Other Stock-Based Award is based on Spread Value, the grant price for the Other Stock-Based Award may not be less than 100% of the Fair Market Value on the date of grant. Notwithstanding the foregoing, in connection with any reorganization, merger, consolidation or similar transaction in which the Company or any Subsidiary or Affiliate of the Company is a surviving corporation, the Committee may grant Options, SARs or Other Stock-Based Awards in substitution for similar awards granted under a plan of another party to the transaction, and in such case the exercise price or grant price of the substituted Options, SARs or Other Stock-Based Awards granted by the Company may equal or exceed 100% of the Fair Market Value on the date of grant reduced by any unrealized gain existing as of the date of the transaction in the option, stock appreciation right or other award being replaced, with the adjusted exercise price determined in accordance with the requirements of Section 409A of the Code (in the case of a Nonqualified Stock Option) or Section 425 of the Code (in the case of an Incentive Stock Option).

     (b) Annual Award Limitation. The total number of Restricted Stock, RSUs and other shares of Stock subject to or underlying Options, SARs, Performance Shares, Performance Units and Other Stock-Based Awards awarded to any Participant during any year may not exceed ten percent (10%) of the outstanding shares. A Performance Share or Performance Unit paid to a Participant with respect to any Performance Period may not exceed $500,000 times the number of years in the Performance Period.

     (c) Performance-Based Awards. In the discretion of the Committee, any Award granted pursuant to the Plan may be designated as a performance-based award intended to qualify, through the application of Management Objectives over a specified Performance Period, as “performance-based compensation” within the meaning, and in accordance with the provisions, of Code Section 162(m).

7. Terms of Options.

     (a) General. Options may be granted on the terms and conditions set forth in this Section 7. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her Option. Options granted under the Plan will be in the form of Incentive Stock Options or Nonqualified Stock Options. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan.

     (b) Specific Terms of Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

     (1) Exercise Price. The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option.

     (2) Vesting. Each Participant shall acquire a nonforfeitable right to Options awarded to him in accordance with the provisions of the agreement evidencing the Award of the Options or, if applicable, the Participant’s Employment Agreement.

     (3) Time and Method of Exercise. The Committee shall determine, at the date of grant or thereafter, the time(s) at which or the circumstances under which an Option may be exercised in whole or in part (including based on completion of future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Common Stock held for more than six months, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to Participants. The specific circumstances under which a Participant may exercise an Option will be set forth in the agreement evidencing the Award of the Option to the Participant.

     (4) ISOs. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of grant, that the Option is an ISO under Section 422 of the Code. ISOs may be granted only to those Eligible Employees who are entitled to acquire incentive stock options from the Company under Code Section 422. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification. If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (1) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (2) all other provisions of the Plan and the Award agreement shall remain in full force and effect. An Option granted under the Plan will be an ISO only if the agreement evidencing the award of the Option specifically states that the Option is to be an ISO; if the Agreement does not so state, the Option will be a Nonqualified Stock Option. In addition, an Option may be an ISO only if it is awarded within ten years after the Effective Date.

     (5) Term of Options. Options will terminate after the first to occur of the following:

     (i) Expiration of the Option as provided in the applicable Award agreement as determined by the Committee;

     (ii) Termination of the Option Award, as provided for in Section 7(b)(7), following the Participant’s Termination of Employment; or

     (iii) Ten years from the date of grant.

     (6) Acceleration/Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Option prior to the time such Option would otherwise vest under the terms of the applicable Award agreement or a Participant’s Employment Agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted under the Plan to be exercised after its termination date described in Section 7(b)(7), but in no event later than the last day of the term of the Option as set forth in the applicable Award agreement. Notwithstanding the foregoing, the Committee will not extend the exercise period of any Option to the extent that the extension would cause the Option to be considered nonqualified deferred compensation subject to the provisions of Section 409A.

     (7) Exercise of Options Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 7(b)(7) or in Section 7(b)(6), or as otherwise expressly provided in a Participant’s Award agreement or Employment Agreement as authorized by the Committee, the right of the Participant to exercise Options shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the Options were vested in whole or in part on the date of Termination of Employment.

     (i) Termination of Employment. Any Option or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the Option shall expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement.

     (ii) Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any Option or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution (after which period the Option will expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement, and provided that an exercise of an Incentive Stock Option later than three months after the date of the Participant’s death shall be treated as the exercise of a Nonqualified Stock Option..

8. Terms of Stock Appreciation Rights.

     (a) General. A SAR represents the right to receive a payment, in cash, shares of Stock or both (as determined by the Committee), equal to the Spread Value on the date the SAR is exercised. The grant price of a SAR and all other applicable terms and conditions will be established by the Committee in its sole discretion and will be set forth in the applicable Award agreement. Subject to the terms of the applicable Award agreement, a SAR will be exercisable, in whole or in part, by giving written notice of exercise to the Company, but in no event will a SAR be exercisable later than the tenth anniversary of the date on which it was granted.

     (b) Specific Terms of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

     (1) Term of SARs. SARs will terminate after the first to occur of the following:

     (i) Expiration of the SAR as provided in the applicable Award agreement as determined by the Committee;

     (ii) Termination of the SAR Award, as provided for in Section 8(b)(2), following the Participant’s Termination of Employment; or

     (iii) Ten years from the date of grant.

     (2) Exercise of Stock Appreciation Rights Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 8(b)(2), or as otherwise expressly provided in a Participant’s Award agreement or Employment Agreement as authorized by the Committee, the right of the Participant to exercise the SAR shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the SAR was vested in whole or in part on the date of Termination of Employment.

     (i) Termination of Employment. Any SAR or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any SAR or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the SAR shall expire), but in no event may the SAR be exercised after its expiration under the terms of the Award agreement.

     (ii) Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any SAR or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any SAR or portion thereof that is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the SAR shall pass by will or the laws of descent and distribution (after which period the SAR will expire), but in no event may the SAR be exercised after is expiration under the terms of the Award agreement.

9. Terms of Restricted Stock Awards.

     (a) General. Shares of Restricted Stock may be granted on the terms and conditions set forth in this Section 9. In addition, the Committee may impose on any Award of Restricted Stock, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of shares of Restricted Stock in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her shares of Restricted Stock. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award of shares of Restricted Stock that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant of any shares of Restricted Stock.

     (b) Vesting. Each Participant shall acquire a nonforfeitable right to shares of Restricted Stock awarded to him in accordance with the provisions of the agreement evidencing the Award of the Restricted Stock or a Participant’s Employment Agreement.

     (c) Ownership Rights. Subject to the terms of the Plan, to divestment based on the forfeiture restrictions applying to an Award of Restricted Stock and to the other terms of the Award agreement, (i) Restricted Stock granted pursuant to an Award shall for all purposes be issued and outstanding shares of Common Stock, and (ii) the Participant shall be the record owner of the Restricted Stock granted by the Award, shall have the right to vote the Restricted Stock as Common Stock on any matter upon which holders of Common Stock are entitled to vote, and shall be entitled to dividends and distributions on the Restricted Stock which are payable with respect to outstanding shares of Common Stock.

10. Terms of Restricted Stock Units.

     (a) Agreement to Grant Stock. Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.

     (b) Exercise Price. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value at the date of grant.

     (c) Restrictions. Each such grant or sale shall be subject to such forfeiture and other restrictions as may be determined by the Board at the date of grant, and may provide for the lapse or other modification of such restrictions in the event of a Change of Control.

     (d) Voting and Dividend Rights. While and to the extent that forfeiture restrictions apply to an Award, the Participant shall have no right to transfer any rights under his or her Award, unless otherwise agreed upon by the Board, and shall have no rights of ownership in the Restricted Stock Units and shall have no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on the shares underlying such units on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock, or in other rights or property.

11. Performance Shares and Performance Units.

     (a) Agreement to Grant Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

     (b) Performance Periods. The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time commencing with the date of grant as shall be determined by the Board on the date of grant.

     (c) Specification of Performance Goals. Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

     (d) Time and Form of Payment. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (e) Limitations on Awards. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the date of grant.

     (f) Dividend Equivalents. The Board may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock or in other rights or property.

12. Other Stock-Based Awards.

     (a) Other Stock-Based Awards. The Committee may grant Awards, other than Options, SARs, Restricted Stock, RSUs, Performance Shares or Performance Units, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to Stock. The purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this Section 12 and all other terms and conditions applicable to the awards will be determined by the Committee in its sole discretion and will be set forth in the applicable Award agreement.

13. General Provisions.

     (a) Change of Control. Subject to the requirements of Code section 409A, if applicable, the Committee may provide for any one or more of the following:

     (1) Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change of Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change of Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change of Control, and to such extent as the Committee shall determine.

     (2) Assumption or Substitution. In the event of a Change of Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change of Control nor exercised as of the time of consummation of the Change of Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change of Control.

     (3) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change of Control, each or any Option or SAR outstanding immediately prior to the Change of Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change of Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change of Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change of Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change of Control.

     (4) Effect of Change of Control on Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards. Subject to the requirements of Code section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change of Control may take such actions as it deems appropriate to provide for, the lapsing of the restriction period applicable to the shares subject to the Restricted Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s service prior to, upon, or following such Change of Control, and to such extent as the Committee shall determine.

     (b) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company may in the future be listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

     (c) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (d) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), capital contribution, recapitalization, forward or reverse split, reorganization, merger, acquisition, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (2) the number and kind of shares of Common Stock subject to or deliverable in respect of Awards and (3) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Committee deems equitable in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, Subsidiary or any business unit, or the financial statements of the Company or Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

     (e) Payments and Payment Deferrals. Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents. Notwithstanding the foregoing, no action will be taken or authorized pursuant to this Section 13(e) to the extent that it would violate the requirements of Section 409A of the Code or cause any Award of Options or SARs to be considered to provide for the deferral of compensation within the meaning of Section 409A of the Code.

The Committee may require that each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (f) Award Agreements. Each Award under the Plan will be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee or otherwise provided under the Plan) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event of the recipient’s Termination of Employment. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an outstanding Award without the Award recipient’s consent.

     (g) Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

     (h) Taxes. The Company and any Affiliate or Subsidiary is authorized to withhold from any payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (not to exceed the minimum statutorily required tax withholding), either on a mandatory or elective basis in the discretion of the Committee.

     (i) Changes to the Plan and Awards. The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

     (j) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Employee’s or Participant’s employment or service at any time, (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Option or an Award of Restricted Stock. To the extent that an employee of a Subsidiary or Affiliate receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

     (k) Provisions Held Invalid or Unenforceable. If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be enforced and construed as if such provision had not been included.

     (l) Nonexclusively of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other compensation and incentive arrangements for employees, agents and brokers of the Company and its subsidiaries as it may deem desirable.

     (m) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of a share of Common Stock, Option or SAR with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.

     (n) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Nevada law, without giving effect to principles of conflicts of laws, and applicable federal law.

     (o) Plan Effective Date. The Plan has been adopted by the Board and the shareholders of the Company as of the Effective Date.

     (p) Last Grant Date. No Award may be granted under the Plan after December 31, 2022.

     (q) Unfunded Status of Plan. It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; however, unless the Committee otherwise determines, the structure of such trusts or other arrangements must be consistent with the “unfunded” status of the Plan.